UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2019

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

4300 Wilson Boulevard, Suite 1100,
Arlington, Virginia		22203
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On February 22, 2019, the Board of Directors (the “Board”) of The AES Corporation (the “Company”) elected Janet G. Davidson to the Board, effective immediately, and appointed her to the Financial Audit Committee and Compensation Committee of the Board.

Ms. Davidson brings to the AES Board a deep knowledge of technology, global business operations, customer care and sales, and corporate strategy. Ms. Davidson began her career in 1979 as a member of the Technical Staff of Bell Laboratories, Lucent Technologies (as of 2006 Alcatel Lucent), and served from 1979 through 2011 in several key positions including, as Group President Internetworking Systems (2001-2005), Chief Strategy Officer (2005 - 2006), Chief Compliance Officer (2006 - 2008) and Executive Vice President, Quality & Customer Care (2008 - 2011). Ms. Davidson became a member of the supervisory board of ST Microelectronics, a leading integrated device manufacturer delivering solutions that are key to smart driving and the Internet of Things, in June 2013 where she is a member of the Audit and Strategic Committees. Ms. Davidson has a BA in Physics from Lehigh University, a MS in Electrical Engineering from the Georgia Institute of Technology and a MS in Computer Science through Bell Laboratories.

Ms. Davidson currently serves on the Board of ST Microelectronics, N.V. (NYSE: STM) (June 2013 to the present) and Millicom International Cellular S.A., (Nasdaq: TIGO) (April 2016 to the present). She also served as a member of the board of Alcatel Lucent Foundation (2011-2014), Lehigh University Board of Trustees (2005-2012), Riverside Symphonia Board of Trustees (2007), and Liberty Science Center Board of Trustees (2005-2006).

Ms. Davidson will participate in the non-employee director compensation arrangements described in the Company’s 2018 proxy statement filed with the Securities and Exchange Commission on March 9, 2018. Also, consistent with initial grants previously offered to non-employee directors of the Company, Ms. Davidson will receive an initial equity grant consisting of deferred stock units and/or stock options valued at $40,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

		By:	/s/ Paul L. Freedman
			Name:	Paul L. Freedman
			Title:	Senior Vice President, General
Counsel and Secretary

Date:	February 25, 2019

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